UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Lakeland Industries, Inc.
(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Lakeland Industries, Inc.

SUPPLEMENT TO PROXY STATEMENT DATED MAY 1, 2023

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, JUNE 14, 2023

On May 1, 2023, Lakeland Industries, Inc. (the “Company”) filed its Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”) for the Company’s 2023 Annual Meeting of Stockholders with the Securities and Exchange Commission (the “SEC”).  The Proxy Statement was filed in connection with the Company’s 2023 Annual Meeting of Stockholders to be held on June 14, 2023 (the “Annual Meeting”).  This supplement to the Proxy Statement and Proxy Card (this “Proxy Statement Supplement”) is being filed to (i) remove the footnote to the Pay Versus Performance disclosure, which indicated that the information in the Pay Versus Performance section was preliminary, and (ii) modify the Board Diversity Matrix set forth under the Corporate Governance section to reflect the correct information as of May 1, 2023.  The information included in the Pay Versus Performance section of the Proxy Statement was final notwithstanding the footnote indicating the information was preliminary.  Other than the removal of the footnote next to the Pay Versus Performance section heading and the revised Board Diversity Matrix included in this Proxy Statement Supplement, no other changes have been made to the Proxy Statement or the Proxy Card, and they continue to be in full force and effect as originally filed and continue to seek the vote of the Company’s stockholders for all proposals to be voted on at the Annual Meeting.  Capitalized terms used but not defined in this Proxy Statement Supplement have the meanings ascribed to them in the Proxy Statement.  This Proxy Statement Supplement should be read together with the Proxy Statement.

2

PAY VERSUS PERFORMANCE

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2)(4)	Value of Initial Fixed $100 Investment Based on TSR (5)	Net Income
2023	$927,820	$587,316	$539,100	$363,453	$52	$2,000,000
2022	$994,627	$746,108	$569,289	$403,640	$76	$11,000,000

(1)

The PEO for fiscal years 2023 and 2022 was Charles D. Roberson. The non-PEO NEOs for fiscal years 2023 and 2022 were Allen E. Dillard (our former Chief Operating and Financial Officer) and Steven L. Harvey (Executive Vice President for Global Sales and Marketing).

(2)

The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnotes 3 and 4 below. Equity values are calculated in accordance with FASB ASC Topic 718.

(3)	To calculate the amounts of Compensation Actually Paid to the PEO in each of 2023 and 2022, the following adjustments were made to the PEO’s Summary Compensation Table Total for each respective year:

a.	Fiscal Year 2023:

i.	We deducted $425,000 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the PEO in fiscal year 2023;

ii.	we added $328,204, reflecting the fair value of such equity-based awards as of the end of fiscal year 2023;

iii.

we deducted $132,790, reflecting the change in the fair value during fiscal year 2023 of equity-based awards granted to the PEO before fiscal year 2023 that were outstanding and unvested as of the end of fiscal year 2023; and

iv.

we deducted $110,918, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2023 of equity-based awards granted to the PEO before fiscal year 2023 that vested during fiscal year 2023.

b.	Fiscal Year 2022:

i.	We deducted $375,000 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the PEO in fiscal year 2022;

ii.	we added $363,078, reflecting the fair value of such equity-based awards as of the end of fiscal year 2022;

iii.

we deducted $126,133, reflecting the change in the fair value during fiscal year 2022 of equity-based awards granted to the PEO before fiscal year 2022 that were outstanding and unvested as of the end of fiscal year 2022; and

iv.

we deducted $110,465, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2022 of equity-based awards granted to the PEO before fiscal year 2022 that vested during fiscal year 2022.

3

(4)

To calculate the amounts of Compensation Actually Paid, on average, to our non-PEO NEOs in each of 2023 and 2022, the following adjustments were made to the Average Summary Compensation Table Total for Non-PEO NEOs for each respective year:

a.	Fiscal Year 2023:

i.	We deducted $169,875 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the non-PEO NEOs in fiscal year 2023;

ii.	we added $131,189, reflecting the fair value of such equity-based awards as of the end of fiscal year 2023;

iii.

we deducted $87,998, reflecting the change in the fair value during fiscal year 2023 of equity-based awards granted to the non-PEO NEOs before fiscal year 2023 that were outstanding and unvested as of the end of fiscal year 2023; and

iv.

we deducted $48,962, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2023 of equity-based awards granted to the PEO before fiscal year 2023 that vested during fiscal year 2023.

b.	Fiscal Year 2022:

i.	We deducted $154,875 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the non-PEO NEOs in fiscal year 2022;

ii.	we added $149,957, reflecting the fair value of such equity-based awards as of the end of fiscal year 2022;

iii.

we deducted $117,703, reflecting the change in the fair value during fiscal year 2022 of equity-based awards granted to the non-PEO NEOs before fiscal year 2022 that were outstanding and unvested as of the end of fiscal year 2022; and

iv.

we deducted $43,027, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2022 of equity-based awards granted to the non-PEO NEOs before fiscal year 2022 that vested during fiscal year 2022.

(5)

The values disclosed in this TSR column represent the measurement period value of an investment of $100 in our common stock as of January 31, 2021, and then valued again on each of January 31, 2022 and January 31, 2023. Historical stock performance is not necessarily indicative of future stock performance.

4

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the two most recently completed fiscal years.

5

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the two most recently completed fiscal years.

6

Board Diversity

The following diversity statistics are reported in the standardized disclosure matrix that was proposed by Nasdaq and approved by the SEC in August 2021.  The information included in the standardized disclosure matrix represents the composition of the Board as of May 1, 2023.

Board Diversity Matrix
Board Size:
Total Number of Directors: 7
Gender:	Female	Male	Non-Binary	Gender Undisclosed
Number of Directors Based on Gender Identity	1	5	⸺	⸺
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	⸺	⸺	⸺	⸺
Alaskan Native or American Indian	⸺	⸺	⸺	⸺
Asian	1	⸺	⸺	⸺
Hispanic or Latinx	⸺	⸺	⸺	⸺
Native Hawaiian or Pacific Islander	⸺	⸺	⸺	⸺
White	⸺	5	⸺	⸺
Two or More Races or Ethnicities	⸺	⸺	⸺	⸺
LGBTQ+		⸺
Demographic Background Undisclosed		1

7